INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Financial Group, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                        /s/ KPMG Peat Marwick LLP


New York, New York
May 8, 1998